UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2016

Waste Connections, Inc.

(Exact name of registrant as specified in its charter)

Canada	1-34370	98-1202763
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

610 Applewood Crescent, 2nd Floor

Vaughan

Ontario L4K 0E3

Canada

(Address of principal executive offices)

Registrant’s telephone number, including area code: (905) 532-7510

Progressive Waste Solutions Ltd.

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation on June 1, 2016 (the “Closing Date”) of the transactions contemplated by the Agreement and Plan of Merger, dated as of January 18, 2016 (the “Merger Agreement”), by and among Progressive Waste Solutions Ltd. (now named Waste Connections, Inc.), a corporation organized under the laws of Ontario, Canada (the “Registrant”), Waste Connections, Inc. (now named Waste Connections US, Inc.), a Delaware corporation (“Waste Connections US”), and Water Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of the Registrant (“Merger Sub”). Pursuant to the Merger Agreement, on the Closing Date, the Registrant and Waste Connections US consummated an all-stock business combination transaction whereby Merger Sub merged with and into Waste Connections US (the “Merger”). The transaction will be accounted for as a reverse merger using the acquisition method of accounting. As such, Waste Connections US is the acquirer solely for accounting purposes.

All references herein to “dollars” or “$” are to U.S. dollars, and all references herein to “C$” are to Canadian dollars.

Item 1.01.	Entry into a Material Definitive Agreement

The information set forth under Item 2.03 is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets

On the Closing Date, pursuant to the terms of the Merger Agreement, Merger Sub merged with and into Waste Connections US, with Waste Connections US continuing as the surviving corporation and an indirect wholly-owned subsidiary of the Registrant. Immediately following the completion of the Merger, the Registrant also completed (i) a consolidation whereby every 2.076843 common shares outstanding were converted into one common share (the “Consolidation”) and (ii) an amalgamation with a wholly-owned subsidiary whereby its legal name was changed from Progressive Waste Solutions Ltd. to Waste Connections, Inc. (the “Amalgamation”). The information regarding the Consolidation and the Amalgamation set forth under Item 5.03 is incorporated herein by reference.

Following the completion of the Merger, the Consolidation and the Amalgamation, on June 1, 2016, the post-Consolidation common shares of the Registrant (the “Common Shares”) commenced trading on the Toronto Stock Exchange and on the New York Stock Exchange (the “NYSE”) under the ticker symbol “WCN.” The common stock of Waste Connections US (the “Waste Connections US Common Stock”), which traded previously under the symbol “WCN,” has ceased trading on, and has been delisted from, the NYSE.

As a result of the Merger and the Consolidation, each outstanding share of Waste Connections US Common Stock (other than certain excepted shares as described in the Merger Agreement) was converted into the right to receive one Common Share. The aggregate amount of consideration paid to the former holders of Waste Connections US Common Stock in connection with the Merger was approximately 122,773,424 Common Shares. After giving effect to the issuance of Common Shares to former stockholders of Waste Connections US as a result of the Merger and the Consolidation, shareholders of the Registrant and stockholders of Waste Connections US, in each case as of immediately prior to the Merger and the Consolidation, owned approximately 30% and 70%, respectively, of the outstanding Common Shares immediately following the completion of the Merger and the Consolidation.

In connection with the Merger and the Consolidation, each Waste Connections US restricted stock unit award, deferred restricted stock unit award and warrant outstanding immediately prior to the Merger was automatically converted into a restricted share unit award, deferred restricted share unit award or warrant, as applicable, relating to an equal number of Common Shares, on the same terms and conditions as were applicable immediately prior to the Merger under such Waste Connections US equity award.

The issuance of Common Shares in connection with the Merger was registered under the Securities Act of 1933, as amended, pursuant to the Registrant’s registration statement on Form F-4 (File No. 333-209896) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on March 3, 2016, amended as of April 1, 2016, April 20, 2016 and April 22, 2016 and declared effective on April 25, 2016.

The representations, warranties and covenants of each of the Registrant, Merger Sub and Waste Connections US contained in the Merger Agreement have been made solely for the benefit of the parties to the Merger Agreement. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Merger Agreement, (ii) have been qualified by confidential disclosures made by the parties in connection with the Merger Agreement, (iii) are subject to materiality qualifications contained in the Merger Agreement that may differ from what may be viewed as material by investors, (iv) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (v) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts.

Accordingly, the Merger Agreement is incorporated into this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may have changed after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the public disclosures by the parties. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties that is or will be contained in, or incorporated by reference into, the annual reports, quarterly reports, current reports and other documents that the parties to the Merger Agreement have filed and will file with the SEC.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement incorporated by reference as Exhibit 2.1 hereto and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

On June 1, 2016, the Registrant entered into several financing agreements, as described herein, and terminated its Amended and Restated Credit Agreement, dated as of June 30, 2015, among the Registrant, Bank of America, N.A., acting through its Canada branch, as global agent, Bank of America, N.A., as the U.S. agent, and the other lenders and financial institutions party thereto (the “2015 Registrant Credit Agreement”). Also on June 1, 2016, Waste Connections US terminated a Revolving Credit and Term Loan Agreement, dated as of January 26, 2015, by and among Waste Connections US, Bank of America, N.A., as the administrative agent and swing line lender and l/c issuer, and certain lenders and other financial institutions party thereto (the “2015 Waste Connections US Credit Agreement,” and together with the 2015 Registrant Credit Agreement, the “Prior Credit Agreements”).

New Credit Agreement

Following the Merger, on June 1, 2016, the Registrant, as borrower, and certain of its subsidiaries, as guarantors, entered into a Revolving Credit and Term Loan Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) with Bank of America, N.A., acting through its Canada Branch, as global agent, the swing line lender and l/c issuer, Bank of America, N.A., as the U.S. Agent and an l/c issuer, the lenders (the “Lenders”) and any other financial institutions from time to time party thereto. The Credit Agreement has a scheduled maturity date of June 1, 2021.

Pursuant to the terms and conditions of the Credit Agreement, the Lenders have committed to provide a $3.2 billion credit facility to the Registrant, consisting of (i) revolving advances up to an aggregate principal amount of $1.5625 billion at any one time outstanding and (ii) a term loan in an aggregate principal amount of $1.6375 billion, which term loan was fully drawn at closing. As part of the aggregate commitments under the revolving advances, the Credit Agreement provides for letters of credit to be issued at the request of the Registrant in an aggregate amount not to exceed $500 million and for swing line loans to be issued at the request of the Registrant in an aggregate amount not to exceed the lesser of $75 million and the aggregate commitments under the revolving advances. This swing line sublimit is part of, and not in addition to, the aggregate commitments under the revolving advances. In addition, certain existing letters of credit in place under the Prior Credit Agreements are continued and now deemed issued under and governed by the terms of the Credit Agreement. Subject to certain specified conditions and additional deliveries, the Registrant has the option to request increases in the aggregate commitments for revolving advances and one or more additional term loans, provided that (i) the aggregate principal amount of such requests does not exceed $500 million and (ii) the aggregate principal amount of commitments and term loans under the credit facility does not exceeds $3.7 billion.

Advances are available under the Credit Agreement in U.S. dollars and Canadian dollars. Interest accrues on the term loan at a LIBOR rate or a base rate, at the Registrant’s option, plus an applicable margin. Interest accrues on revolving advances, at the Registrant’s option, (i) at a LIBOR rate or a base rate for U.S. dollar borrowings, plus an applicable margin and (ii) at the Canadian prime rate for Canadian dollar borrowings, plus an applicable margin. Canadian dollar borrowings are also available by way of bankers' acceptances or BA equivalent loans, subject to the payment of a drawing fee. The fees for letters of credit in US dollars and Canadian dollars are also based on the applicable margin. The applicable margin used in connection with interest rates and fees is based on the Registrant’s leverage ratio. The applicable margin for LIBOR rate loans, drawing fees for bankers' acceptance and BA equivalent loans and letter of credit fees ranges from 1.00% to 1.50%, and the applicable margin for base rate loans, Canadian prime rate loans and swing line loans ranges from 0.00% to 0.50%. The Registrant will also pay a fee based on its leverage ratio on the actual daily unused amount of the aggregate revolving commitments.

The borrowings under the Credit Agreement are unsecured. Proceeds from the borrowings under the Credit Agreement were used initially to refinance indebtedness of the Registrant and its subsidiaries under the Prior Credit Agreements and for the payment of transaction fees and expenses related to the Merger, and may be used on a go forward basis (i) to finance acquisitions permitted under the Credit Agreement and (ii) for capital expenditures, working capital, letters of credit, and general corporate purposes.

The Credit Agreement contains customary representations, warranties, covenants and events of default, including, among others, a change of control event of default and limitations on the incurrence of indebtedness and liens, new lines of business, mergers, transactions with affiliates and burdensome agreements. The Credit Agreement includes a financial covenant limiting, as of the last day of each fiscal quarter, the ratio of (a) (i) Consolidated Total Funded Debt (as defined in the Credit Agreement) as of such date less (ii) the sum of cash and cash equivalents of the Registrant and its subsidiaries on a dollar-for-dollar basis as of such date in excess of $50 million up to a maximum of $200 million (such that the maximum amount of reduction pursuant to this calculation does not exceed $150 million) to (b) Consolidated EBITDA (as defined in the Credit Agreement), measured for the preceding 12 months, to not more than 3.50 to 1.00 (or 3.75 to 1.00 during material acquisition periods, subject to certain limitations). The Credit Agreement also includes a financial covenant requiring the ratio of Consolidated EBIT (as defined in the Credit Agreement) to Consolidated Total Interest Expense (as defined in the Credit Agreement), in each case, measured for the preceding 12 months, to be not less than 2.75 to 1.00. During the continuance of an event of default, the Lenders may take a number of actions, including, among others, declaring the entire amount then outstanding under the Credit Agreement to be due and payable.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement attached hereto as Exhibit 4.1 and incorporated herein by reference.

2016 Master Note Purchase Agreement

Following the Merger, on June 1, 2016, the Registrant entered into a Master Note Purchase Agreement (as amended, restated, amended and restated, assumed, supplemented or modified from time to time, the “2016 NPA”) with certain accredited institutional investors pursuant to which the Registrant issued and sold to the investors $750 million aggregate principal amount of senior unsecured notes consisting of (i) $150 million of 2.39% series 2016 senior notes, tranche A due June 1, 2021, (ii) $200 million of 2.75% series 2016 senior notes, tranche B due June 1, 2023 and (iii) $400 million 3.03% series 2016 senior notes, tranche C due June 1, 2026 (collectively, the “2016 Notes”) in a private placement. The 2016 Notes bear interest at fixed rates with interest payable in arrears semi-annually on the first day of June and December, commencing on December 1, 2016, and on the respective maturity dates, until the principal thereunder becomes due and payable.

Under the terms and conditions of the 2016 NPA, the Registrant is authorized to issue and sell notes in the aggregate principal amount of $1.5 billion, inclusive of the outstanding $750 million aggregate principal amount of 2016 Notes issued and sold by the Registrant on June 1, 2016, provided that the purchasers of the 2016 Notes shall not have any obligation to purchase any additional notes issued pursuant to the 2016 NPA. The Registrant intends to use proceeds from the sale of the 2016 Notes to refinance existing indebtedness and for general corporate purposes.

The 2016 Notes are unsecured obligations and rank pari passu with obligations under the Credit Agreement and the 2008 Notes (as such term is defined below).  Certain subsidiaries of the Registrant have executed a subsidiary guaranty in relation to the Registrant’s obligations under the 2016 NPA.

The 2016 Notes are subject to representations, warranties, covenants and events of default customary for a private placement of senior unsecured notes.  Upon the occurrence of an event of default, payment of the 2016 Notes may be accelerated by the holders of the 2016 Notes.  The 2016 Notes may also be prepaid by the Registrant at any time at par plus a make whole amount determined by the amount of any excess, if any, to the discounted value of the remaining scheduled payments with respect to the called principal of such 2016 Notes minus the amount of such called principal, provided that the make whole shall in no event be less than zero. The discounted value is determined using market-based discount rates. In addition, the Registrant will be required to offer to prepay the 2016 Notes upon certain changes in control. The 2016 NPA also contemplates certain offers of prepayments for specified tax reasons or certain noteholder sanctions events.

The foregoing description of the 2016 NPA does not purport to be complete and is qualified in its entirety by reference to the full text of the 2016 NPA attached hereto as Exhibit 4.2 and incorporated herein by reference.

2008 Master Note Purchase Agreement

Prior to the Merger, on June 1, 2016, Waste Connections US, certain subsidiaries of Waste Connections US (and, together with Waste Connections US, the “Obligors”) and certain holders of the 2008 Notes (as such term is defined below) entered into that certain Amendment No. 6 (the “Sixth Amendment”) to that certain Master Note Purchase Agreement, dated July 15, 2008 (the “2008 NPA”), as amended by Amendment No. 1 to the 2008 NPA dated as of July 20, 2009 (the “First Amendment”), as supplemented by First Supplement to the 2008 NPA dated as of October 26, 2009 (the “First Supplement”), as amended by Amendment No. 2 to the 2008 NPA dated as of November 24, 2010 (the “Second Amendment”), as supplemented by Second Supplement to the 2008 NPA dated as of April 1, 2011 (the “Second Supplement”), as amended by Amendment No. 3 to the 2008 NPA dated as of October 12, 2011 (the “Third Amendment”), as amended by Amendment No. 4 to the 2008 NPA dated as of August 9, 2013 (the “Fourth Amendment”), as amended by Amendment No. 5 to the 2008 NPA dated as of February 20, 2015 (the “Fifth Amendment”), and as supplemented by Third Supplement to the 2008 NPA dated as of June 11, 2015 (the “Third Supplement”) (the 2008 NPA, as so amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to June 1, 2016, the “Amended 2008 NPA”). The Sixth Amendment, among other things, provides certain amendments to the Amended 2008 NPA to facilitate (i) the Merger and related transactions contemplated thereunder, (ii) the Registrant’s assumption of the Obligors’ obligations under the Assumed 2008 NPA (as such term is defined below) pursuant to the Assumption Agreement (as such term is defined below) upon the consummation of the Merger, (iii) the release of and/or reconstitution of obligations as a guaranty for certain Obligors and (iv) additional amendments to the Amended 2008 NPA (beyond those in the Sixth Amendment) which were effective upon the Registrant’s assumption of the Obligor’s obligations under the Assumed 2008 NPA pursuant to the Assumption Agreement.

Following the Merger, on June 1, 2016, the Registrant entered into that certain Assumption and Exchange Agreement (as amended, restated, amended and restated, supplemented or modified from time to time, the “Assumption Agreement”) with Waste Connections US, to and in favor of the holders of the notes issued from time to time under the Amended 2008 NPA as further amended by the Sixth Amendment (the Amended 2008 NPA as amended by the Sixth Amendment and as further modified by the Assumption Agreement, the “Assumed 2008 NPA”).

Pursuant to the terms and conditions of the Assumed 2008 NPA, as assumed by the Registrant pursuant to the Assumption Agreement, the Registrant assumed $825 million of senior unsecured notes (the “2008 Notes”) consisting of (i) $175 million of 5.25% senior notes due 2019, (ii) $50 million of 4.00% senior notes due 2018, (iii) $100 million of 4.64% senior notes due 2021, (iv) $125 million of 3.09% senior notes due 2022 and (v) $375 million of 3.41% senior notes due 2025, in each case, that were sold previously in a private placement.

Under the terms and conditions of the Assumed 2008 NPA, the Registrant is authorized to issue and sell notes in the aggregate principal amount of $1.25 billion, inclusive of the outstanding $825 million aggregate principal amount of 2008 Notes assumed by the Registrant on June 1, 2016, provided that the purchasers of the 2008 Notes shall not have any obligation to purchase any additional notes issued pursuant to the Assumed 2008 NPA.

The 2008 Notes are unsecured obligations and rank pari passu with obligations under the Credit Agreement and the 2016 Notes.  Certain subsidiaries of the Registrant have executed a subsidiary guaranty in relation to the Registrant’s obligations under the Assumed 2008 NPA. The subsidiaries executing a guaranty in relation to the Assumed 2008 NPA are the same set of subsidiaries that executed a guaranty in relation to the 2016 NPA and the same set of subsidiaries that are guarantors under the Credit Agreement.

The 2008 Notes are subject to representations, warranties, covenants and events of default customary for a private placement of senior unsecured notes.  Upon the occurrence of an event of default, payment of the 2008 Notes may be accelerated by the holders of the 2008 Notes.  The 2008 Notes may also be prepaid by the Registrant at any time at par plus a make whole amount determined in respect of the remaining scheduled payments on the 2008 Notes, using a market-based discount rate.  In addition, the Registrant will be required to offer to prepay the 2008 Notes upon certain changes in control; however, no such prepayment offer was accepted in connection with the Merger. The Assumed 2008 NPA also contemplates certain offers of prepayments for specified tax reasons or certain noteholder sanctions events.

The foregoing descriptions of the 2008 NPA, the First Amendment, the First Supplement, the Second Amendment, the Second Supplement, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Third Supplement, the Sixth Amendment and the Assumption Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the 2008 NPA, the First Amendment, the First Supplement, the Second Amendment, the Second Supplement, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Third Supplement, the Sixth Amendment and the Assumption Agreement which are attached hereto as Exhibits 4.3, 4.4, 4.5, 4.6, 4.7, 4.8, 4.9, 4.10, 4.11, 4.12 and 4.13, respectively, and are incorporated herein by reference.

Item 3.03.	Material Modifications to Rights of Security Holders

The information set forth in Item 5.03 below is incorporated herein by reference.

Item 4.01.	Changes in Registrant’s Certifying Accountant

PricewaterhouseCoopers LLP was the independent auditor that audited Waste Connections US’ financial statements for the fiscal years ended December 31, 2015 and December 31, 2014. Deloitte LLP was the Registrant’s independent registered public accounting firm prior to the Merger. On June 1, 2016, the Closing Date, the Board of Directors of the Registrant, based upon the recommendation of the Audit Committee of the Board of Directors, determined that PricewaterhouseCoopers LLP would serve as the independent registered public accounting firm for the Registrant for the fiscal year ending December 31, 2016. Accordingly, on June 1, 2016, the Registrant dismissed Deloitte LLP and engaged PricewaterhouseCoopers LLP as the Registrant’s independent registered public accounting firm.

The reports of Deloitte LLP on the Registrant’s financial statements for the fiscal years ended December 31, 2015 and December 31, 2014 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2015 and December 31, 2014, and during the subsequent interim periods through the date of this report, there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of SEC Regulation S-K and the instructions to Item 304) between the Registrant and Deloitte LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Deloitte LLP’s satisfaction, would have caused Deloitte LLP to make reference to the subject matter of the disagreement(s) in connection with its report. In addition, during the fiscal years ended December 31, 2015 and December 31, 2014, and during the subsequent interim periods through the date of this report, there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of SEC Regulation S-K).

During the fiscal years ended December 31, 2015 and December 31, 2014 and during the subsequent interim periods through the date of this report, neither the Registrant nor anyone on its behalf consulted with PricewaterhouseCoopers LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s consolidated financial statements, and neither a written report nor oral advice was provided to the Registrant that PricewaterhouseCoopers LLP concluded was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of SEC Regulation S-K and the instructions to Item 304) or a reportable event (as defined in Item 304(a)(1)(v) of SEC Regulation S-K).

The Registrant provided Deloitte LLP a copy of the disclosures in this Item 4.01 and requested that Deloitte LLP provide the Registrant with a letter addressed to the SEC stating whether Deloitte LLP agrees with the statements made by the Registrant in response to Item 304(a) of Regulation S-K. A copy of the letter dated June 7, 2016 furnished by Deloitte LLP in response to that request is filed as Exhibit 16.1 to this report.

Item 5.01.	Changes in Control of Registrant

The information set forth under Item 2.01 is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Board of Directors

On June 1, 2016, John T. Dillon, James J. Forese, Jeffrey L. Keefer, Douglas W. Knight and Daniel R. Milliard resigned from their positions as directors of the Registrant. Larry S. Hughes and Susan Lee continue to serve as directors of the Registrant. Also on June 1, 2016, all five directors who served on the board of directors of Waste Connections US prior to the Merger—Ronald J. Mittelstaedt, Michael W. Harlan, William J. Razzouk, Edward E. Guillet and Robert H. Davis—were elected to the Board of Directors of the Registrant (the “Board”).

On June 1, 2016, Ronald J. Mittelstaedt was appointed Chairman of the Board, and at a meeting of the Board held on that day, the Board determined that each member of the Board, other than Mr. Mittelstaedt, is an “independent director” under the rules of the NYSE and under National Instrument 52-110 – Audit Committees. In addition, the Board formed an executive committee, an audit committee, a compensation committee, and a nominating and governance committee of the Board, composed of the following directors:

Executive Committee

Ronald J. Mittelstaedt (Chairman)

Michael W. Harlan

Larry J. Hughes

Audit Committee

Michael W. Harlan (Chairman)

Larry S. Hughes

William J. Razzouk

Compensation Committee

William J. Razzouk (Chairman)

Edward E. "Ned" Guillet

Susan Lee

Nominating and Corporate Governance Committee

Edward E. "Ned" Guillet (Chairman)

Robert H. Davis

Michael W. Harlan

Executive Officers

On June 1, 2016, the following individuals were appointed as the executive officers of the Registrant:

Name	Position
Ronald J. Mittelstaedt	Chief Executive Officer
Steven F. Bouck	President
Darrell W. Chambliss	Executive Vice President and Chief Operating Officer
Worthing F. Jackman	Executive Vice President and Chief Financial Officer
David G. Eddie	Senior Vice President and Chief Accounting Officer
David M. Hall	Senior Vice President – Sales and Marketing
James M. Little	Senior Vice President – Engineering and Disposal
Patrick J. Shea	Senior Vice President, General Counsel and Secretary

On June 1, 2016, Domenico D. Pio resigned his prior position as principal executive officer of the Registrant and William P. M. Herman resigned his prior positions as principal financial officer and principal accounting officer of the Registrant. Mr. Pio will continue with the Registrant in the capacity of President - Canada.

2016 Incentive Award Plan

At its meeting on June 1, 2016, the Board adopted the 2016 Incentive Award Plan (the “2016 Plan”). The adoption of the 2016 Plan was approved by the shareholders of the Registrant at an annual and special meeting of the shareholders of the Registrant held on May 26, 2016 (the “Shareholder Meeting”). The 2016 Plan will be administered by the Compensation Committee of the Board and provides that the aggregate number of Common Shares which may be issued from treasury pursuant to awards made under the 2016 Plan is 5,000,000 Common Shares. Awards under the 2016 Plan may be made to employees, consultants and non-employee directors of the Registrant and its subsidiaries and may be made in the form of options, warrants, restricted shares, restricted share units, performance awards (which may be paid in cash, Common Shares, or a combination thereof), dividend equivalent awards (representing a right of the holder thereof to receive the equivalent value (which may be paid in cash or Common Shares) of dividends paid on Common Shares), and share payments (a payment in the form of Common Shares or an option or other right to purchase Common Shares as part of a bonus, defined compensation or other arrangement). Directors, but not employees or consultants, are also eligible to receive deferred share units, which represent the right to receive a cash payment or its equivalent in Common Shares (or a combination of cash and Common Shares), or which may at the time of grant be expressly limited to settlement only in cash and not in Common Shares. The foregoing description of the 2016 Plan does not purport to be complete and is qualified in its entirety by the full text of the 2016 Plan, which is attached hereto as Exhibit 10.13 and is incorporated herein by reference.

Assumed Waste Connections US Plans

As a result of the Merger and the Consolidation, each Waste Connections US restricted stock unit award, deferred restricted stock unit award and warrant outstanding immediately prior to the Merger was automatically converted into a restricted share unit award, deferred restricted share unit award or warrant, as applicable, relating to an equal number of Common Shares, on the same terms and conditions as were applicable immediately prior to the Merger under such Waste Connections US equity award. Such conversion of Waste Connections US equity awards was approved by the shareholders of the Registrant at the Shareholder Meeting as part of the shareholders’ approval of the Merger. At its meeting on June 1, 2016, the Board approved the assumption by the Registrant of the Waste Connections US 2014 Incentive Plan Award (the “Waste Connections US 2014 Plan”), the Waste Connections US Third Amended and Restated 2004 Equity Incentive Plan (the “Waste Connections US 2004 Plan”), and the Waste Connections US Consultant Incentive Plan (the “Waste Connections US Consultant Plan,” and, together with the Waste Connections US 2014 Plan and the Waste Connections US 2004 Plan, the “Assumed Waste Connections US Plans”) for the purposes of administering the Assumed Waste Connections US Plans and the awards issued thereunder. No additional awards will be made under any of the Assumed Waste Connections US Plans. Upon the vesting, expiration, exercise in accordance with their terms or other settlement of all of the awards made pursuant to an Assumed Waste Connections US Plan, such Assumed Waste Connections US Plan shall automatically terminate. The foregoing descriptions of the Assumed Waste Connections US Plans are qualified in their entirety by the complete terms and conditions of (i) the Waste Connections US 2014 Plan, (ii) the Waste Connections US 2004 Plan and (iii) the Waste Connections US Consultant Plan, which are attached hereto as Exhibits 10.20, 10.25 and 10.26, respectively, and are incorporated herein by reference.

Certain shares of Waste Connections US common stock underlying Waste Connections US restricted stock unit awards granted prior to 2015 were deferred pursuant to Waste Connections US’ non-qualified deferred compensation plan. Pursuant to the terms of that plan, holders of Waste Connections US restricted stock unit awards were permitted to elect to defer receipt of the common stock underlying their restricted stock awards. The plan did not provide for the issuance of shares of common stock of Waste Connections US from treasury. In connection with the Merger, the Registrant assumed the non-qualified deferred compensation plan for purposes of administering the Waste Connections US restricted stock unit awards that had been deferred under the plan prior to the Merger. No further deferrals of equity compensation awards will be permitted under the assumed non-qualified deferred compensation plan.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 1, 2016, following the consummation of the Merger, the Registrant effected the Consolidation by filing Articles of Amendment with the Ontario Ministry of Government Services pursuant to which every 2.076843 common shares of the Registrant held by a shareholder were converted into one (1) common share of the Registrant. Also on June 1, 2016, immediately following the Consolidation, the Registrant effected the Amalgamation by filing a Articles of Amalgamation with the Ontario Ministry of Government Services pursuant to which the Registrant amalgamated with a direct, wholly-owned subsidiary, the effect of which was to change the legal name of the Registrant to “Waste Connections, Inc.” Both the Consolidation and the Amalgamation were approved by the shareholders of the Registrant at the Shareholder Meeting. The foregoing descriptions of the Consolidation and the Amalgamation do not purport to be complete and are qualified in their entirety by the full text of (i) the Articles of Amendment and (ii) the Articles of Amalgamation, which are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits

a) Financial Statements of the Businesses Acquired.

The audited consolidated balance sheets of Waste Connections US as of December 31, 2015 and December 31, 2014 and the related consolidated statements of net income (loss), comprehensive income (loss), equity and cash flows of Waste Connections US for each of the three years in the period ended December 31, 2015, and the notes related thereto, and the financial statement schedule, are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

The Report of Independent Registered Public Accounting Firm, issued by PricewaterhouseCoopers LLP, dated February 9, 2016, relating to the Waste Connections US financial statements and financial statement schedule, is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The unaudited consolidated condensed balance sheets of Waste Connections US as of March 31, 2016 and December 31, 2015, the consolidated condensed statements of net income and comprehensive income for the three months ended March 31, 2016 and the consolidated condensed statements of equity and cash flows for the three months ended March 31, 2016, and the notes related thereto, are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

b) Pro Forma Financial Information.

The Registrant intends to file pro forma financial information under cover of Form 8-K/A not later than 71 calendar days after the date that this Report is filed.

d) Exhibits.

Number	Description
2.1	Agreement and Plan of Merger, dated as of January 18, 2016, by and among the Registrant, Water Merger Sub LLC, and Waste Connections, Inc. (now named Waste Connections US, Inc.) (incorporated by reference to Exhibit 99.2 to the Registrant’s Current Report on Form 6-K filed on January 20, 2016)
3.1	Articles of Amendment dated June 1, 2016
3.2	Articles of Amalgamation dated June 1, 2016
3.3	By-laws of the Registrant
3.4	Form of Common Share Certificate
4.1	Revolving Credit and Term Loan Agreement, dated as of June 1, 2016
4.2	Master Note Purchase Agreement, dated as of June 1, 2016
4.3	Master Note Purchase Agreement, dated July 15, 2008
4.4	Amendment No. 1 to Master Note Purchase Agreement, dated as of July 20, 2009
4.5	First Supplement to Master Note Purchase Agreement, dated as of October 26, 2009
4.6	Amendment No. 2 to Master Note Purchase Agreement, dated as of November 24, 2010
4.7	Second Supplement to Master Note Purchase Agreement, dated as of April 1, 2011
4.8	Amendment No. 3 to Master Note Purchase Agreement, dated as of October 12, 2011
4.9	Amendment No. 4 to Master Note Purchase Agreement, dated August 9, 2013
4.10	Amendment No. 5 to Master Note Purchase Agreement, dated February 20, 2015
4.11	Third Supplement to Master Note Purchase Agreement, dated as of June 11, 2015
4.12	Amendment No. 6 to Master Note Purchase Agreement, dated June 1, 2016
4.13	Assumption and Exchange Agreement, dated June 1, 2016 relating to the Master Note Purchase Agreement dated July 15, 2008 as amended and supplemented through and including June 1, 2016 and as further modified by the Assumption and Exchange Agreement
10.1	Separation Benefits Plan and Employment Agreement by and between Waste Connections US, Inc. and Ronald J. Mittelstaedt, effective February 13, 2012
10.2	Amendment to Separation Benefits Plan and Employment Agreement between Waste Connections US, Inc. and Ronald J. Mittelstaedt
10.3	First Amended and Restated Employment Agreement between Waste Connections US, Inc. and David G. Eddie, dated as of October 1, 2005
10.4	Employment Agreement between Waste Connections US, Inc. and James M. Little, dated as of September 13, 1999
10.5	Form of Amendment to Employment Agreement between Waste Connections US, Inc. and James M. Little
10.6	Employment Agreement between Waste Connections US, Inc. and Patrick J. Shea, dated as of February 1, 2008
10.7	Form of Amendment to Employment Agreement between Waste Connections US, Inc. and each of David G. Eddie and Patrick J. Shea
10.8	Separation Benefits Plan, effective February 13, 2012
10.9	Separation Benefits Plan Participation Letter Agreement by and between Waste Connections US, Inc. and Steven F. Bouck, effective February 13, 2012
10.10	Separation Benefits Plan Participation Letter Agreement by and between Waste Connections US, Inc. and Worthing F. Jackman, effective February 13, 2012
10.11	Separation Benefits Plan Participation Letter Agreement by and between Waste Connections US, Inc. and Darrell W. Chambliss, effective February 13, 2012

10.12	Form of Indemnification Agreement dated June 1, 2016, between Waste Connections, Inc. and each of its directors and officers
10.13	Waste Connections, Inc. 2016 Incentive Award Plan
10.14	Form of Restricted Share Unit Award Agreement (with One-Year Performance Period) under the Waste Connections, Inc. 2016 Incentive Award Plan
10.15	Form of Performance-Based Restricted Share Unit Award Agreement (with Three-Year Performance Period) under the Waste Connections, Inc. 2016 Incentive Award Plan
10.16	Form of Restricted Share Unit Agreement for Non-employee Directors under the Waste Connections, Inc. 2016 Incentive Award Plan
10.17	Form of Restricted Share Unit Agreement under the Waste Connections, Inc. 2016 Incentive Award Plan
10.18	Form of Warrant to Purchase Common Shares of Waste Connections, Inc. under the Waste Connections, Inc. 2016 Incentive Award Plan
10.19	Waste Connections, Inc. Amended and Restated Share Option Plan dated July 22, 2009, as amended February 24, 2015
10.20	Waste Connections US, Inc. 2014 Incentive Award Plan
10.21	Form of Grant Agreement for Restricted Stock Units under Waste Connections US, Inc. 2014 Incentive Award Plan
10.22	Form of Grant Agreement for Restricted Stock Units (with One-Year Performance Period) under the Waste Connections US, Inc. 2014 Incentive Award Plan
10.23	Form of Grant Agreement for Restricted Stock Units for Non-employee Directors under the Waste Connections US, Inc. 2014 Incentive Award Plan
10.24	Form of Warrant to Purchase Common Stock under the Waste Connections US, Inc. 2014 Incentive Award Plan
10.25	Waste Connections US, Inc. Third Amended and Restated 2004 Equity Incentive Plan
10.26	Waste Connections US, Inc. Consultant Incentive Plan
16.1	Letter from Deloitte LLP to the Securities and Exchange Commission
23.1	Consent of Independent Registered Public Accounting Firm
99.1	The audited consolidated balance sheets of Waste Connections US, Inc. (formerly Waste Connections, Inc.) as of December 31, 2015 and December 31, 2014 and the related consolidated statements of net income (loss), comprehensive income (loss), equity and cash flows of Waste Connections US, Inc. for each of the three years in the period ended December 31, 2015, and the notes related thereto, and the financial statement schedule (incorporated by reference to Part I, Item 8 and Part IV, Item 15(a) of Waste Connections US, Inc.’s Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2015, filed on February 9, 2016) (File No. 001-31507)
99.2	Report of Independent Registered Public Accounting Firm, issued by PricewaterhouseCoopers LLP, dated February 9, 2016, relating to the Waste Connections US, Inc. financial statements and financial statement schedule (incorporated by reference to Part IV, Item 15(a) of Waste Connections US, Inc.’s Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2015, filed on February 9, 2016) (File No. 001-31507)
99.3	The unaudited consolidated condensed balance sheets of Waste Connections US, Inc. as of March 31, 2016, the consolidated condensed statements of net income and comprehensive income for the three months ended March 31, 2016, and the consolidated condensed statements of equity and cash flows for the three months ended March 31, 2016, and the notes related thereto (incorporated by reference to Part I, Item 1 of Waste Connections US, Inc.’s Quarterly Report on Form 10-Q for the Period Ended March 31, 2016, filed on April 28, 2016) (File No. 001-31507)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Waste Connections, Inc.
(Registrant)

By:	/s/ Worthing F. Jackman
Worthing F. Jackman
Executive Vice President and Chief Financial Officer

Date: June 7, 2016

EXHIBIT INDEX

Number	Description
2.1	Agreement and Plan of Merger, dated as of January 18, 2016, by and among the Registrant, Water Merger Sub LLC, and Waste Connections, Inc. (now named Waste Connections US, Inc.) (incorporated by reference to Exhibit 99.2 to the Registrant’s Current Report on Form 6-K filed on January 20, 2016)
3.1	Articles of Amendment dated June 1, 2016
3.2	Articles of Amalgamation dated June 1, 2016
3.3	By-laws of the Registrant
3.4	Form of Common Share Certificate
4.1	Revolving Credit and Term Loan Agreement, dated as of June 1, 2016
4.2	Master Note Purchase Agreement, dated as of June 1, 2016
4.3	Master Note Purchase Agreement, dated July 15, 2008
4.4	Amendment No. 1 to Master Note Purchase Agreement, dated as of July 20, 2009
4.5	First Supplement to Master Note Purchase Agreement, dated as of October 26, 2009
4.6	Amendment No. 2 to Master Note Purchase Agreement, dated as of November 24, 2010
4.7	Second Supplement to Master Note Purchase Agreement, dated as of April 1, 2011
4.8	Amendment No. 3 to Master Note Purchase Agreement, dated as of October 12, 2011
4.9	Amendment No. 4 to Master Note Purchase Agreement, dated August 9, 2013
4.10	Amendment No. 5 to Master Note Purchase Agreement, dated February 20, 2015
4.11	Third Supplement to Master Note Purchase Agreement, dated as of June 11, 2015
4.12	Amendment No. 6 to Master Note Purchase Agreement, dated June 1, 2016
4.13	Assumption and Exchange Agreement, dated June 1, 2016 relating to the Master Note Purchase Agreement dated July 15, 2008 as amended and supplemented through and including June 1, 2016 and as further modified by the Assumption and Exchange Agreement
10.1	Separation Benefits Plan and Employment Agreement by and between Waste Connections US, Inc. and Ronald J. Mittelstaedt, effective February 13, 2012
10.2	Amendment to Separation Benefits Plan and Employment Agreement between Waste Connections US, Inc. and Ronald J. Mittelstaedt
10.3	First Amended and Restated Employment Agreement between Waste Connections US, Inc. and David G. Eddie, dated as of October 1, 2005
10.4	Employment Agreement between Waste Connections US, Inc. and James M. Little, dated as of September 13, 1999
10.5	Form of Amendment to Employment Agreement between Waste Connections US, Inc. and James M. Little
10.6	Employment Agreement between Waste Connections US, Inc. and Patrick J. Shea, dated as of February 1, 2008
10.7	Form of Amendment to Employment Agreement between Waste Connections US, Inc. and each of David G. Eddie and Patrick J. Shea
10.8	Separation Benefits Plan, effective February 13, 2012
10.9	Separation Benefits Plan Participation Letter Agreement by and between Waste Connections US, Inc. and Steven F. Bouck, effective February 13, 2012
10.10	Separation Benefits Plan Participation Letter Agreement by and between Waste Connections US, Inc. and Worthing F. Jackman, effective February 13, 2012
10.11	Separation Benefits Plan Participation Letter Agreement by and between Waste Connections US, Inc. and Darrell W. Chambliss, effective February 13, 2012
10.12	Form of Indemnification Agreement dated June 1, 2016, between Waste Connections, Inc. and each of its directors and officers
10.13	Waste Connections, Inc. 2016 Incentive Award Plan
10.14	Form of Restricted Share Unit Award Agreement (with One-Year Performance Period) under the Waste Connections, Inc. 2016 Incentive Award Plan
10.15	Form of Performance-Based Restricted Share Unit Award Agreement (with Three-Year Performance Period) under the Waste Connections, Inc. 2016 Incentive Award Plan
10.16	Form of Restricted Share Unit Agreement for Non-employee Directors under the Waste Connections, Inc. 2016 Incentive Award Plan

10.17	Form of Restricted Share Unit Agreement under the Waste Connections, Inc. 2016 Incentive Award Plan
10.18	Form of Warrant to Purchase Common Shares of Waste Connections, Inc. under the Waste Connections, Inc. 2016 Incentive Award Plan
10.19	Waste Connections, Inc. Amended and Restated Share Option Plan dated July 22, 2009, as amended February 24, 2015
10.20	Waste Connections US, Inc. 2014 Incentive Award Plan
10.21	Form of Grant Agreement for Restricted Stock Units under Waste Connections US, Inc. 2014 Incentive Award Plan
10.22	Form of Grant Agreement for Restricted Stock Units (with One-Year Performance Period) under the Waste Connections US, Inc. 2014 Incentive Award Plan
10.23	Form of Grant Agreement for Restricted Stock Units for Non-employee Directors under the Waste Connections US, Inc. 2014 Incentive Award Plan
10.24	Form of Warrant to Purchase Common Stock under the Waste Connections US, Inc. 2014 Incentive Award Plan
10.25	Waste Connections US, Inc. Third Amended and Restated 2004 Equity Incentive Plan
10.26	Waste Connections US, Inc. Consultant Incentive Plan
16.1	Letter from Deloitte LLP to the Securities and Exchange Commission
23.1	Consent of Independent Registered Public Accounting Firm
99.1	The audited consolidated balance sheets of Waste Connections US, Inc. (formerly Waste Connections, Inc.) as of December 31, 2015 and December 31, 2014 and the related consolidated statements of net income (loss), comprehensive income (loss), equity and cash flows of Waste Connections US, Inc. for each of the three years in the period ended December 31, 2015, and the notes related thereto, and the financial statement schedule (incorporated by reference to Part I, Item 8 and Part IV, Item 15(a) of Waste Connections US, Inc.’s Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2015, filed on February 9, 2016) (File No. 001-31507)
99.2	Report of Independent Registered Public Accounting Firm, issued by PricewaterhouseCoopers LLP, dated February 9, 2016, relating to the Waste Connections US, Inc. financial statements and financial statement schedule (incorporated by reference to Part IV, Item 15(a) of Waste Connections US, Inc.’s Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2015, filed on February 9, 2016) (File No. 001-31507)
99.3	The unaudited consolidated condensed balance sheets of Waste Connections US, Inc. as of March 31, 2016, the consolidated condensed statements of net income and comprehensive income for the three months ended March 31, 2016, and the consolidated condensed statements of equity and cash flows for the three months ended March 31, 2016, and the notes related thereto (incorporated by reference to Part I, Item 1 of Waste Connections US, Inc.’s Quarterly Report on Form 10-Q for the Period Ended March 31, 2016, filed on April 28, 2016) (File No. 001-31507)